SCHEDULE 14A INFORMATION

INFORMATION REQUIRED IN PROXY STATEMENT
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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MTR GAMING GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MTR GAMING GROUP, INC.
State Route 2
Chester, West Virginia 26034

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MTR Gaming Group, Inc. to be held on Tuesday, July 29, 2008, at 10:00 a.m. local time, at Intercontinental The Barclay New York, 111 East 48th Street, New York, New York 10017.

The accompanying Notice of Annual Meeting and Proxy Statement describe the business to be conducted at the meeting. There will be a brief report on the current status of our business.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Annual Meeting and Proxy Statement, please complete, sign and date your proxy ballot, and return it in the envelope provided.

On behalf of the Officers and Directors of MTR Gaming Group, Inc., I thank you for your interest in the Company and hope that you will be able to attend our Annual Meeting.

For The Board of Directors,
EDSON R. ARNEAULT Chairman of the Board of Directors and President

June 19, 2008

MTR GAMING GROUP, INC.
State Route 2
Chester, West Virginia 26034

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MTR Gaming Group, Inc. will be held on July 29, 2008, at 10:00 a.m. local time, at Intercontinental The Barclay New York, 111 East 48th Street, New York, New York 10017 for the following purposes:

1.	To elect seven persons to serve as directors of the Company until their successors are duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP as the Company’s accountants and independent auditors; and

3.	To transact such other business as may properly come before the meeting.

Stockholders entitled to notice and to vote at the meeting will be determined as of the close of business on June 16, 2008, the record date fixed by the Board of Directors for such purposes.

By order of the Board of Directors
Rose Mary Williams, Secretary

June 19, 2008

Please sign the enclosed proxy and return it promptly in the enclosed envelope.
If mailed in the United States, no postage required.

MTR GAMING GROUP, INC.
State Route 2
Chester, West Virginia 26034
(304) 387-8300

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MTR Gaming Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held July 29, 2008.

A copy of the Company’s report with financial statements for the year ended December 31, 2007 is enclosed. This proxy statement and form of proxy are to be first sent to stockholders on or about the date stated on the accompanying Notice of Annual Meeting of Stockholders.

Only stockholders of record as of the close of business on June 16, 2008, will be entitled to notice of and to vote at the meeting and any postponement or adjournments thereof. As of June 16, 2008, 27,475,260 shares of Common Stock of the Company were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by written notice to the Secretary of the Company or by submission of another proxy bearing a later date. In addition, stockholders attending the meeting may revoke their proxies at any time before they are exercised.

If no contrary instructions are indicated, all properly executed proxies returned in time to be cast at the meeting will be voted FOR: (i) the election of the directors nominated herein, and (ii) the ratification of the selection of the auditors. A majority of the shares of Common Stock entitled to vote at the Annual Meeting, represented in person or by proxy (and in no event less than 33-1/3 percent of the outstanding shares of the Company’s Common Stock) will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Stockholders will vote at the meeting by ballot and votes cast at the meeting in person or by proxy will be tallied by the Company’s transfer agent. Shares held by stockholders present in person at the meeting who do not vote and ballots marked “abstain” or “withheld” will be counted as present at the meeting for quorum purposes. The affirmative vote of the holders of a majority of the shares represented at the meeting in person or by proxy and entitled to vote thereon is required to elect a director. The affirmative vote of the holders of a majority of the shares represented at the meeting in person or by proxy and entitled to vote thereon is required to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent certified public accountants. With respect to the election of directors, votes may be cast in favor of all nominees, withheld from all nominees or withheld from specifically identified nominees. Votes that are withheld will have the effect of a negative vote. With respect to the ratification of the appointment of Ernst & Young LLP, votes may be cast in favor of or against the proposal, or a stockholder may abstain from voting on the proposal. Abstentions will have the effect of a negative vote. Under applicable Delaware law, a non-vote will have no effect on the outcome of any of the matters referred to in this proxy statement.

The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone or telegraph by regular employees of the Company, without any additional remuneration. The cost of soliciting proxies will be borne by the Company. The Company may also retain a proxy solicitation firm to solicit proxies, in which case, the Company will pay the solicitation firm’s fees. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of stock held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding solicitation material.

The Company knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, then the persons named as proxies will use their own judgment in voting shares represented by proxies.

ITEM 1

ELECTION OF DIRECTORS

The directors of the Company are currently elected annually and hold office until the next annual meeting and until their successors have been elected and have qualified. The Company’s Bylaws provide that the number of Directors on the Company’s Board of Directors (the “Board”) shall be seven. The Board has nominated seven candidates for service, each of whom serves for a term of one year, or until their successors are elected and qualify. Directors elected at this Annual Meeting shall serve until the 2009 annual meeting or until their successors are duly elected and qualified.

Unless you instruct otherwise or withhold authority to vote, the enclosed proxy, if signed and returned, will be voted for the election of the nominees listed below. If for any reason any nominee is unable to accept the nomination or to serve as a director, an event not currently anticipated, the persons named as proxies reserve the right to exercise their discretionary authority to nominate someone else or to reduce the number of management nominees to such extent as the persons named as proxies may deem advisable.

At the Annual Meeting of Shareholders to be held on July 29, 2008, directors shall be elected by the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting. Stockholders may not vote their shares cumulatively in the election of directors. Any stockholder submitting a proxy has the right to withhold authority to vote for an individual nominee to the Board by writing that nominee’s name in the space provided on the proxy. Shares represented by all proxies received by the Company and not marked to withhold authority to vote for any individual director or for all directors will be voted FOR the election of all of the nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Nominees for Directors

The following persons have been nominated by the Company’s Nominating Committee to serve as directors: Edson R. Arneault, Robert A. Blatt, Donald J. Duffy, James V. Stanton, LC Greenwood, Richard Delatore and Jeffrey P. Jacobs. Each of the nominees for director currently serves as a director of the Company.

Edson R. Arneault, 61, has been a director of the Company since January 1992 and has served as our President and Chief Executive Officer since April 26, 1995. Mr. Arneault has served as the Chairman of the Company’s Board of Directors since 1995. He is also an officer and director of our subsidiaries. Mr. Arneault is a certified public accountant, and served as a tax partner with Seidman and Seidman (now “BDO Seidman LLP”), a public accounting firm, in Grand Rapids, Michigan, from 1977 to 1980. Mr. Arneault was employed as a certified public accountant by Arthur Andersen in the tax department of its Cleveland office from 1972 to 1976. Mr. Arneault is a member of the Michigan Association of Certified Public Accountants. Mr. Arneault received his Bachelor of Science in Business Administration from Bowling Green University in 1969, his Master of Arts from Wayne State University in 1971, and his Masters in Business Administration from Cleveland State University in 1978. Mr. Arneault serves on the Board of Directors of Make a Wish Foundation of Northern West Virginia, West Virginia Independent Colleges and Universities, Inc., West Virginia Jobs Investment Trust (a gubernatorial appointment), the West Virginia Hospitality and Tourism Association and the West Virginia Business Roundtable (of which he also serves as Vice Chairman).

Robert A. Blatt, 67, has been a director of the Company since September 1995 and was a Vice President from 1999 until April of 2007, when he became Vice Chairman. Mr. Blatt is also a Director and Assistant Secretary of Mountaineer, and Chairman of our Finance Committee and Succession Committee. Mr. Blatt is the Chief Executive Officer and managing member of New England National, L.L.C. (“NEN”) and a member of the board of directors of AFP Imaging Corporation. Since 1979 he has been chairman and majority owner of CRC Group, Inc., and related entities, a developer, owner, and operator of shopping centers and other commercial properties, and from 1985 until its initial public offering in 2006, a member (seat owner) of the New York Stock Exchange, Inc. From 1959 through 1991, Mr. Blatt served as director, officer or principal of numerous public and private enterprises. Mr. Blatt received his Bachelor of Science in Finance from the University of Southern California in 1962 and his Juris Doctor from the University of California at Los Angeles in 1965. He is a member of the State Bar of California.

James V. Stanton, 76, has been a director of the Company since February 1998 and serves on our Audit Committee, Nominating Committee and as Chairman of our Compliance Committee. Mr. Stanton is also a director of Try It Distributing Co., a privately held corporation. Mr. Stanton has his own law and lobbying firm, Stanton & Associates, in Washington, D.C. From 1971-1978, Mr. Stanton represented the 20th Congressional District of Ohio in the United States House of Representatives. While in Congress Mr. Stanton served on the Select Committee on Intelligence, the Government Operations Committee, and the Public Works and Transportation Committee. Mr. Stanton has held a wide variety of public service positions, including service as the youngest City Council President in the history of Cleveland, Ohio and membership on the Board of Regents of the Catholic University of America in Washington, D.C. Mr. Stanton is also former Executive Vice President of Delaware North, a privately held international company which, during Mr. Stanton’s tenure, had annual sales of over $1 billion and became the leading parimutuel wagering company in the United States, with worldwide operations including horse racing, harness racing, dog racing, and Jai-Lai. Delaware North also owned the Boston Garden and the Boston Bruins hockey team. From 1985-1994, Mr. Stanton was a principal and co-founder of Western Entertainment Corporation, which pioneered one of the first Native American Gaming operations in the United States, a 90,000 square foot bingo and casino gaming operation located on the San Manuel Indian Reservation in California, which generated annual revenues in excess of $50 million. Mr. Stanton also serves on the Boards of Directors of the Federal Home Loan Bank of Atlanta and of Lottery and Wagering Solutions, Inc.

Donald J. Duffy, 40, has been a director of the Company since June 2001 and serves as Chairman of our Compensation Committee, Chairman of our Audit Committee and as a member of the Nominating Committee. Mr. Duffy is presently a director and president of ICR, a strategic communications consulting firm. Mr. Duffy co-founded Meyer, Duffy & Associates in 1994 and Meyer Duffy Ventures in 1999. At Meyer Duffy, Mr. Duffy played an integral role in numerous seed and early stage companies in the technology and leisure sectors. Prior to co-founding Meyer, Duffy & Associates, Mr. Duffy was a Senior Vice President at Oak Hall Capital Advisors where he specialized in investments in the leisure, gaming and technology markets. Prior to Oak Hall, Mr. Duffy was an investment fund partner at Sloate, Weisman, Murray & Company, specializing in investments in the leisure, gaming, technology and retail sectors. Mr. Duffy is a graduate of St. John’s University.

LC Greenwood, 61, has been a director of the Company since November 2002 and serves on our Compensation Committee and on our Nominating Committee. Mr. Greenwood was born in Canton Mississippi, went to Roger High in Canton and was granted an Academic Athletic Scholarship to Arkansas AM & N in Pine Bluff, where he received his Bachelor of Science Degree. After college Mr. Greenwood played thirteen years as a Defensive End with the World Champion Pittsburgh Steelers, won four Super Bowls, was named a member of every All Pro Team during the 1970s, was also All Pro seven times, and played in six Pro Bowls. Today Mr. Greenwood is President of Greenwood Enterprises, a coal and natural gas marketing company; Greenwood/McDonald Supply Co., an electrical supply company; and President/Owner of Greenwood Manufacturing Co., a manufacturer and distributor of packing products. Among Mr. Greenwood’s awards are the Worthen Sport Award, Professional Athlete of the Year in Little Rock, Arkansas, Outstanding Achievement Award, Canton, Mississippi, 1975, Key to the City of Canton, MS and to the State of Mississippi, Key to the State of West Virginia, 25th Anniversary Super Bowl Team, 100 Year Black College All American Team, Arkansas Hall of Fame, and member of the 75th Silver Anniversary Super Bowl Team. In 1975 March 24th was declared “LC Greenwood Day” in Canton, Mississippi. Mr. Greenwood is a Life Member of the N.A.A.C.P. and a Member of AFTRA-American Federation of Television and Radio Artists. He worked on the Miller Lite Campaign, performing in television commercials and promotions for ten years and has been involved in numerous commercials and industrial films since 1971 to the present, including over ten national commercials and numerous local commercials.

Richard Delatore, 68, has been a director of the Company since June 2004. Mr. Delatore serves as a member of our Audit Committee and is the Chairman of our Nominating Committee. Mr. Delatore is presently a Vice President with Schiappa & Company which is involved in the coal mining and hauling business and located in Wintersville, Ohio (since 2002) and is a Vice President (since 2005) of Ohio-Rail Corporation, a short line railroad operating in Southeast Ohio. Mr. Delatore is also a coal and timber consultant in Steubenville, Ohio (since 1970), and served as a commissioner on the Board of Commissioners in Jefferson County, Ohio from 2000 to 2004. Mr. Delatore owned, bred and raced thoroughbred horses from 1978 to 1992 and was a member of the Ohio State Racing Commission from 1995 to 1999. Mr. Delatore chaired the Medication Committee of the Ohio State Racing Commission in 1999. He was also a member of the Steubenville City School Board of Education from 1993 to 2000 and a member of the Jefferson County Joint Vocational School Board of Education from 1995 to 1998. Mr. Delatore was designated the “Italian American of the Year” for 2006 by the Upper Ohio Italian Heritage Festival. Mr. Delatore received his Bachelor of Science degree in Business Administration from Franciscan University of Steubenville, Ohio in 1970.

Jeffrey P. Jacobs , 54, has been a director of the Company since May 2008 and serves as a member of our Succession Committee and Finance Committee. Mr. Jacobs is Chairman of the Board of Directors, Chief Executive Officer, Secretary and Treasurer of Jacobs Entertainment, Inc., a developer, owner and operator of gaming and pari-mutuel wagering facilities throughout the United States. From 1996 to 2007, he served as Chairman and Chief Executive Officer of Diversified Opportunities Group Ltd. (“Diversified”), a company co-founded by Mr. Jacobs and his father, Richard E. Jacobs, and based in Cleveland, Ohio, that has investments in gaming companies and ventures. Jacobs Entertainment, Inc. acquired Diversified on February 22, 2002 and it was dissolved in 2007. From 1975 to present, Mr. Jacobs has also served as Chairman and Chief Executive Officer of Jacobs Investments, Inc., a company which owns all of the equity securities of Jacobs Entertainment, Inc. and which is also engaged in the development, construction and operation of residential and commercial real estate projects in Ohio. He is also involved in a variety of private equity transactions and investments. Mr. Jacobs served in the Ohio House of Representatives from 1982 until 1986. He is also Chairman and Chief Executive Officer of Colonial Downs, Inc., and Chairman and Chief Executive Officer of Black Hawk Gaming, Inc.

Corporate Governance

For a director to be considered independent, the director must meet the bright-line independence standards under the listing standards of NASDAQ and the Board must affirmatively determine that the director has no material relationship with us, directly, or as a partner, stockholder or officer of an organization that has a relationship with us. The Board determines director independence based on an analysis of the independence requirements of the NASDAQ listing standards. In addition, the Board will consider all relevant facts and circumstances in making an independence determination. The Board also considers all commercial, industrial, banking, consulting, legal, accounting, charitable, familial or other business relationships any director may have with us. The Board has determined that the following four directors satisfy the independence requirements of NASDAQ: James V. Stanton, Donald J. Duffy, LC Greenwood and Richard Delatore.

The Board held twelve (12) meetings and acted sixteen (16) times by written consent during the fiscal year ended December 31, 2007. Each current director attended at least 75% of the aggregate number of all meetings of the Board of Directors and committees of which he was a member during such year.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. Messrs.  Duffy, Stanton, and Delatore, all of whom are independent directors, make up the Board’s Audit Committee. During the fiscal year ended December 31, 2007, the Audit Committee met nine (9) times. In June of 2000, the Board of Directors established a formal Charter for the Audit Committee which was amended and restated in June 2004.

Compensation Committee

Messrs. Duffy and Greenwood, both of whom are independent directors, make up the Board’s Compensation Committee (and meet the NASDAQ independence requirements with respect to Compensation Committee members). Mr. Duffy joined the Committee in April of 2002, and Mr. Greenwood joined the Committee in November of 2002, when he joined the Board. The Compensation Committee operates under a written charter adopted by our Board of Directors which is available on our Internet website at www.mtrgaming.com under “Investor Relations-Corporate Governance.” The Compensation Committee makes recommendations with respect to salaries, bonuses, restricted stock, and deferred compensation for the Company’s executive officers as well as the policies underlying the methods by which the Company compensates its executives. During the fiscal year ended December 31, 2007, the Compensation Committee held four (4) meeting(s). Except as otherwise delegated by the Board of Directors or the Compensation Committee, the Compensation Committee acts on behalf of the Board with respect to compensation matters. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated Committee members to perform certain of its duties on its behalf, including, to the extent permitted by applicable law, the delegation to a subcommittee of one director the authority to grant stock options and equity awards. The Committee reviews the recommendations of the Company’s CEO with respect to individual elements of the total compensation of the Company’s executive officers (other than the CEO) and key management.

Finance Committee

The Finance Committee monitors the Company’s relationships with its lenders and investment bankers and negotiates on behalf of the Company with respect to proposed financing arrangements. Mr. Blatt and Mr. Jacobs make up the Board’s Finance Committee.

Nominating Committee

The Nominating Committee of the Company currently consists of the Company’s independent directors and operates under a written charter adopted by our Board of Directors, which is available on our Internet website at www.mtrgaming.com under “Investor Relations-Corporate Governance.” Our Board of Directors has determined that each of the members of the Nominating Committee is “independent” within the meaning of the general independence standards in the listing standards of The NASDAQ Stock Market, Inc. The committee (which was established in June 2004) met two (2) times in 2007. The primary purposes and responsibilities of the Nominating Committee are to (1) identify individuals qualified to become directors, consistent with the criteria approved by our Board of Directors set forth in the Nominating Committee Charter, (2) nominate qualified individuals for election to the Board of Directors at the next annual meeting of shareholders, and (3) recommend to our Board of Directors the individual directors to serve on the committees of our Board of Directors.

Director Candidate Recommendations and Nominations by Shareholders. The Nominating Committee’s Charter provides that the Nominating Committee will consider director candidate nominations by shareholders. In evaluating nominations received from shareholders, the Nominating Committee will apply the same criteria and follow the same process set forth in its Charter as it would with its own nominations.

Nominating Committee Process for Identifying and Evaluating Director Candidates. The Nominating Committee evaluates all director candidates in accordance with the director qualification standards described in its Charter. The Nominating Committee evaluates any candidate’s qualifications to serve as a member of our Board of Directors based on the totality of the merits of the candidate and not based on minimum qualifications or attributes. In evaluating a candidate, the Nominating Committee takes into account the background and expertise of individual Board members as well as the background and expertise of our Board of Directors as a whole. In addition, the Nominating Committee will evaluate a candidate’s independence and his or her background and expertise in the context of our Board’s needs. The Nominating Committee Charter requires that the Committee ascertain that each nominee shall have: (i) demonstrated business and industry experience that is relevant to the Company; (ii) the ability to meet the suitability requirements of all relevant regulatory agencies; (iii) freedom from potential conflicts of interest with the Company and independence from management with respect to independent director nominees; (iv) the ability to represent the interests of shareholders; (v) the ability to demonstrate a reasonable level of financial literacy; (vi) the availability to work with the Company and dedicate sufficient time and energy to his or her board duties; (vii) a recognized reputation for integrity, skill, honesty, leadership abilities and moral values; and (viii) the ability to work constructively with the Company’s other directors and management. The Nominating Committee received four recommendations from shareholders in connection with the Annual Meeting.

Shareholders may communicate with the Board of Directors by sending written correspondence to the Chairman of the Nominating Committee at the following address: MTR Gaming Group, Inc., State Route 2, South, P.O. Box 356, Chester, West Virginia 26034, Attention: Corporate Secretary. The Chairman of the nominating Committee and his or her duly authorized representatives shall be responsible for collecting and organizing shareholder communications. Absent a conflict of interest, the Corporate Secretary is responsible for evaluating the materiality of each shareholder communication and determining whether further distribution is appropriate, and, if so, whether to (i) the full Board, (ii) one or more Board members and/or (iii) other individuals or entities. Additional procedures to be followed by shareholders of the Company in submitting recommendations to the Nominating Committee are attached as an Exhibit to the Committee’s Charter.

Compliance Committee

As a publicly traded corporation registered with and licensed by the Nevada Gaming Commission, the Company has a Compliance Committee which implements and administers the Company’s Compliance Plan. The Committee’s duties include investigating key employees, vendors of goods and services, sources of financing, consultants, lobbyists and others who wish to do substantial business with the Company or its subsidiaries and making recommendations to the Company’s management concerning suitability. There are currently five members of the Compliance Committee including one member of the Company’s Board of Directors (Mr. Stanton) and such others as the Nevada gaming regulators require from time to time. The Compliance Committee held six (6) meetings in 2007.

Succession Committee

In April 2008, the Board created a Succession Committee to identify potentially qualified individuals to succeed Edson Arneault as President and CEO of the Company as well as to deal with any other succession issues that may arise from time to time. This Committee is comprised of Messrs. Blatt, Stanton, Delatore and Jacobs, with Mr. Blatt as Chairman. The Succession Committee has held two (2) meetings in 2008.

Special Committee

In October 2007, the Board created a Special Committee comprised of Richard Delatore and Donald J. Duffy (both independent directors) with Mr. Duffy as chairman. The Board of Directors formed the Special Committee to consider certain strategic transactions. The Special Committee held five (5) meetings in 2007 and one (1) meeting in 2008. The Special Committee disbanded in April of 2008.

All directors attended the Company’s Annual Meeting of shareholders in June 2007.

Report of the Audit Committee

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the financial statements of the Company. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent,” as required by applicable listing standards of NASDAQ and the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Committee operates pursuant to a Charter that was last amended and restated by the Board on June 1, 2004. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles and annually auditing Management’s assessment of the effectiveness of internal control over financial reporting (which commenced with respect to the Company’s fiscal year ending December 31, 2004). In addition, the Company’s independent registered public accounting firm will express their own opinion on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its responsibility to monitor and oversee the Company’s internal controls over financial reporting, during fiscal year 2007, the Audit Committee received and reviewed periodic reports and updates from the Company’s Management and the Company’s independent registered public accounting firm on the progress in meeting the Company’s obligations with regard to documenting and testing its internal controls over financial reporting and remediating any issues that were identified. The Audit Committee also discussed with Management, and the Company’s independent registered public accounting firm, Management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, which was included in the Company’s Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2007.

In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the Company’s independent registered public accounting firm. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent registered public accounting firm that firm’s independence.

The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by Management and the independent accountants. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s independent registered public accounting firm is in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors,
Donald J. Duffy
James V. Stanton
Richard Delatore

Audit Committee Financial Expert

The SEC adopted a rule requiring disclosure concerning the presence of at least one “audit committee financial expert” on audit committees. Our Board of Directors has determined that Mr. Duffy qualifies as an “audit committee financial expert” as defined by the SEC, and that Mr. Duffy is independent, as independence for Audit Committee members is defined pursuant to the applicable NASDAQ listing requirements.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct for all our employees, including our principal executive officer, principal financial officer and principal accounting officer, and all of our directors and consultants. The Code of Ethics and Business Conduct (which was amended in April 2007) can be found at our internet website at www.mtrgaming.com under “Investor Relations—Corporate Governance”.

Our website and information contained on it or incorporated in it are not intended to be incorporated in this Proxy Statement or our other filings with the SEC.

ITEM 2

RATIFICATION OF SELECTION OF AUDITORS

The Board has selected the firm of Ernst & Young LLP (“E&Y”), independent public accountants, to serve as auditors for the fiscal year ending December 31, 2008, subject to ratification by the stockholders.

The following table summarizes principal accounting fees and services billed for calendar 2007.

		2007	2006
Audit Fees:
Annual Audit of the Financial Statements (including expenses)		$1,189,777	$1,109,453
Other Audit-Specific Matters		132,374	336,714
Total Audit Fees		$1,322,351	$1,446,167
Tax Services:
Tax Compliance		$68,411	$99,798
Other Tax Services		42,187	79,163
Total Tax Fees		$110,598	$178,961
All Other Services	$		$—

The Audit Committee’s charter provides for the pre-approval of audit and non-audit services performed by the Company’s independent auditor. Under the charter, the Audit Committee may pre-approve specific services, including fee levels, by the independent auditor in a designated category (audit, audit-relation, tax services and all other services). The Audit Committee may delegate, in writing, this authority to one or more of its members, provided that the member or members to whom such authority is delegated must report their decisions to the Audit Committee at its next scheduled meeting. All services provided by Ernst & Young LLP are pre-approved by the Audit Committee.

It is expected that a member of E&Y will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

FINANCIAL INFORMATION

The Financial Statements of the Company included in the Company’s Annual Report to Stockholders that accompanies this Proxy Statement are incorporated herein by reference.

OTHER MATTERS

Stockholder Proposals for Next Meeting

Proposals of stockholders intended for inclusion in the proxy statement for the Annual Meeting of Stockholders to be held in 2009 must be received by the Company’s executive offices not later than February 19, 2009. Proponents should submit their proposals by Certified Mail-Return Receipt Requested. Proposals received after that date will be deemed untimely.

In order for a stockholder to present a proposal or other business for consideration by our stockholders at the 2009 Annual Meeting of Stockholders, the Secretary of the Company must receive by not earlier than the close of business on March 31, 2009, nor later than the close of business on April 30, 2009, a written notice containing the information required under the applicable provisions of our By-laws. This notice requirement does not apply to stockholder proposals properly submitted for inclusion in our proxy statements in accordance with the rules of the SEC and stockholder nominations of director candidates which must comply with the Nominating Committee Charter described elsewhere in this Proxy Statement.

Any shareholder proposal submitted for consideration at the next year’s annual meeting but not submitted for inclusion in the Company’s Proxy Statement, including shareholder nominations for or suggestions of candidates for election as directors, that is received by the Company earlier than March 31, 2009, or later than April 30, 2009, will not be considered filed on a timely basis with the Company. For such proposals that are not timely filed, the Company retains the discretion to vote proxies it receives. For such proposals that are timely filed, the Company retains the discretion to vote the proxies it receives provided that (1) the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement.

Notice Regarding Abandoned Property Law of New York State

The Company has been informed by its Transfer Agent, Continental Stock Transfer & Trust Company, that New York State now requires the Company’s Transfer Agent to report and escheat all shares held by the Company’s record shareholders if there has been no written communication received from the shareholder for a period of five years. This regulation pertains specifically to corporate issuers who do not pay dividends and their shareholders with New York, foreign or unknown addresses. The law mandates escheatment of shares even though the certificates are not in the Transfer Agent’s possession, and even though the shareholder’s address of record is apparently correct.

The Transfer Agent has advised the Company that the law requires the Transfer Agent to search its records as of June 30 each year in order to determine those New York resident shareholders from whom it has had no written communication within the past five years. Written communication would include transfer activity, voted proxies, address changes or other miscellaneous written inquiries. For those shareholders who have not contacted the Transfer Agent in over five years, a first-class letter must be sent notifying them that their shares will be escheated in November if they do not contact the Transfer Agent in writing prior thereto. All written responses will be entered in the Transfer Agent’s files, but those who do not respond will have their shares escheated. Shareholders will be able to apply to New York State for the return of their shares.

Accordingly, shareholders that may be subject to New York’s Abandoned Property Law should make their inquiries and otherwise communicate, with respect to the Company, in writing. Shareholders should contact their attorneys with any questions they may have regarding this matter.

Information Accompanying this Proxy Statement

The information set forth in Items 10, 11, 12 and 13 of the Company’s Amendment Number 1 to its Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on April 29, 2008, is omitted from this Proxy Statement. Such information is included in the Company’s Annual Report for the period ended December 31, 2007, which accompanies this Proxy Statement and which is being furnished to each person solicited in connection with the July 29, 2008 annual meeting of the Company’s shareholders.

No Other Business

Management is not aware at this date that any other business matters will come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.

June 19, 2008	MTR GAMING GROUP, INC.
Rose Mary Williams, Secretary

REVOCABLE PROXY
MTR GAMING GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
July 29, 2008

Intercontinental The Barclay New York
111 East 48th Street
New York, NY 10017

$FOLD AND DETACH HERE AND READ THE REVERSE SIDE$

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Edson R. Arneault and Robert A. Blatt and each of them, with full power of substitution as the proxies of the undersigned to vote all undersigned’s shares of the Common Stock of MTR Gaming Group, Inc. (the Corporation) at the Annual Meeting of the Corporation’s Stockholders to be held at the on July 29, 2008 at 10:00 a.m. and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present:

The Board of Directors recommends a vote FOR ITEMS 1 and 2.

1.	ELECTION OF DIRECTORS

FOR all nominees listed below ☐	WITHHOLD AUTHORITY ☐

Edson R. Arneault  Robert A. Blatt  James V. Stanton  Donald J. Duffy  LC Greenwood  Richard Delatore  Jeffrey P. Jacobs

This proxy will be voted in the Election of Directors in the manner described in the Proxy Statement for the Annual Meeting of Stockholders. (INSTRUCTION: To withhold authority to vote for one or more individual nominees write such name or names in the space provided below.)

___________________________________________________

$FOLD AND DETACH HERE AND READ THE REVERSE SIDE$

2.	PROPOSAL TO CONFIRM THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCONTANTS FOR THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

DATED __________________________, 2008

Signature

Signature if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

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